UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  May 4, 2006


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


            Delaware              1-8400                75-1825172
(State of Incorporation) ( Commission File Number)    (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)              (Zip Code)


                           (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

AMR PRESENTING AT INVESTOR CONFERENCE

Gerard Arpey, Chairman and Chief Executive Officer of AMR
Corporation, will speak at the Bear Stearns Global Transportation
Conference on Wednesday, May 10, 2006 at approximately 9:30 AM
ET. Mr. Arpey's presentation will focus on the company's recent financial performance and the outlook for the future.

A webcast of Mr. Arpey's remarks will be made available via the investor relations section of the American Airlines website at www.aa.com. Additionally, a replay of the speech will remain available for at least 7 days following the event.



                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  May 4, 2006